                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           DISCOUNT AUTO PARTS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           [DISCOUNT AUTO PARTS LOGO]

                                                                 August 27, 1997

Dear Stockholder:

     On behalf of the Board of Directors and all the team members of Discount Auto Parts, Inc. I am pleased to invite you to the Annual Meeting of Stockholders of Discount Auto Parts, Inc., which will be held at the Lakeland Center, 700 West Lemon Street, Lakeland, Florida at 10:30 A.M., local time, on Tuesday, October 7, 1997. I hope you will be able to join us to review the year and the progress of your company.

     The items of business to be acted on during the meeting are listed in the Notice of Annual Meeting of Stockholders and are described more fully in the Proxy Statement. In addition, the formal business of the meeting will include a report on operations followed by a question and discussion period.

     TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED, I URGE YOU TO VOTE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENVELOPE WHICH IS PROVIDED, WHETHER OR NOT YOU EXPECT TO BE PRESENT. YOU MAY, OF COURSE, ATTEND THE ANNUAL MEETING AND VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

     I look forward to seeing you at the meeting, and on behalf of the Board of Directors and team members of Discount Auto Parts, Inc. I want to thank you for your continued support and confidence in us.

                                   Sincerely,
                                   /s/ Peter J. Fontaine
                                   PETER J. FONTAINE
                                   Chairman of the Board and
                                   Chief Executive Officer

                           [DISCOUNT AUTO PARTS LOGO]

                           DISCOUNT AUTO PARTS, INC.
                            4900 FRONTAGE ROAD SOUTH
                            LAKELAND, FLORIDA 33815

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 7, 1997

To the Stockholders of
Discount Auto Parts, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Discount Auto Parts, Inc. will be held on Tuesday, the 7th day of October, 1997, at 10:30 A.M., local time, at the Lakeland Center, 700 West Lemon Street, Lakeland, Florida for the following purposes:

          1. To elect two Class II directors to serve for three-year terms;

          2. To approve the amendment and restatement of the 1992 Team Member Stock Purchase Plan;

          3. To approve the amendment and restatement of the 1995 Stock Option Plan; and

          4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The close of business on August 24, 1997 has been fixed by the Board of Directors as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting or any adjournments thereof. Stockholders are requested to vote, date, sign and mail the enclosed proxy promptly in the enclosed addressed envelope. If you should be present at the meeting and desire to vote in person, you may withdraw your proxy.

                                          By Order of the Board of Directors,

                                          /s/ C. Michael Moore
                                          C. MICHAEL MOORE
                                          Secretary

August 27, 1997

                           [DISCOUNT AUTO PARTS LOGO]

                           DISCOUNT AUTO PARTS, INC.
                            4900 FRONTAGE ROAD SOUTH
                            LAKELAND, FLORIDA 33815

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                                                 August 27, 1997

To the Stockholders of
Discount Auto Parts, Inc.:

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Discount Auto Parts, Inc. (the "Company"), from the holders of the Company's common stock, par value $.01 per share (the "Common Stock"), to be used at the Annual Meeting of Stockholders and at any adjournments thereof. This meeting will be held at 10:30 A.M., Local Time, on Tuesday, October 7, 1997, at the Lakeland Center, 700 West Lemon Street, Lakeland, Florida.

     Any proxy given pursuant to this solicitation may be revoked by notice in writing to the Secretary prior to the voting, by delivering a proxy bearing a later date or by attending the Annual Meeting and voting the shares in person. No such notice of revocation or later-dated proxy, however, will be effective until received by the Company at or prior to the Annual Meeting. Unless the proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or any adjournment thereof. The giving of the proxy does not affect the right to vote in person should the stockholder attend the meeting.

     The entire cost of preparing and mailing the proxy material will be borne by the Company. Solicitation of proxies will be made by mail, personally, or by telephone or telegraph, by officers, directors and regular employees of the Company. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the stockholders and the Company will reimburse such institutions for their out-of-pocket expenses incurred thereby.

     It is important that proxies be returned promptly to avoid unnecessary expense. Therefore, whether you plan to attend or not, you are urged regardless of the number of shares of stock owned, to vote, date, sign and return the enclosed proxy promptly.

     The approximate date on which this proxy is to be mailed to stockholders is September 9, 1997.

     Shares of Common Stock are the only outstanding voting securities of the Company.

     The Board of Directors, in accordance with the bylaws, has fixed the close of business on August 24, 1997 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders and adjournments thereof. At the close of business on such date, the outstanding number of voting securities of the Company was 16,593,983 shares of Common Stock, each of which is entitled to one vote. All votes will be tabulated by employees of ChaseMellon Shareholder Services, the Company's transfer agent for the Common Stock. An employee of ChaseMellon Shareholder Services and an employee of the Company are expected to serve as the inspectors of election. Abstentions and broker non-votes are each included in the determination of the number of shares present but are not counted on any matters brought before the meeting.

1.  ELECTION OF DIRECTORS -- ITEM ONE ON YOUR PROXY CARD

     The current terms of the three classes of directors expire in 1997 (Class II directors), 1998 (Class III directors) and 1999 (Class I directors). Directors are generally elected for three-year terms.

     Two directors (the Class II directors) are to be elected at the 1997 Annual Meeting. The Board of Directors has nominated the following named persons to stand for election at the 1997 Annual Meeting for the two Class II director seats (terms expiring in 2000):

              Warren Shatzer
              E. E. Wardlow

     It is the intention of the persons named in the enclosed form of proxy, unless otherwise directed, to vote such proxy "FOR" the election of Warren Shatzer and E. E. Wardlow as the Class II directors of the Company, to serve for the term described above. The nominees that receive a plurality of the votes cast by the shares entitled to vote at the Annual Meeting shall be elected as the Class II directors.

     The proposed nominees for election as directors are willing to be elected as such. If, as a result of circumstances not now known or foreseen, a nominee shall be unavailable or unwilling to serve as a director, proxies may be voted for the election of such other person as the Board of Directors may select. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

     The following sets forth information as to each nominee for election at this meeting and each Director continuing in office, including his or her age, present principal occupation, other business experience during the last five years, directorships in other publicly held companies and period of service as a Director of Discount Auto Parts.

  Nominees for election at this meeting to terms expiring in 2000:

     Warren Shatzer, 50, Executive Vice President -- Merchandising for the Company. Mr. Shatzer has been with the Company since July 1980, serving in various executive capacities. He was elected Merchandising Director in 1980, and Executive Vice President -- Merchandising in 1992. Mr. Shatzer has more than 26 years of experience in retailing. Mr. Shatzer is principally responsible for formulating and implementing the Company's merchandising strategies and programs and for overseeing real estate operations.

     Director since 1983.

     E. E. Wardlow, 75. Mr. Wardlow was President and Chief Operating Officer of Kmart Corporation from 1972 until his retirement in 1981 after 44 years of service with Kmart Corporation. Over the past eleven years, Mr. Wardlow has provided consulting services to the Company on a part time basis. He is also currently a director of Wolohan Lumber Co.

     Director since 1992.

  Directors whose present terms continue until 1998:

     Peter J. Fontaine, 43, Chairman and Chief Executive Officer of the Company. Mr. Fontaine has been with the Company since March 1975, serving since 1978 in various managerial and executive capacities. Mr. Fontaine was elected Secretary and Treasurer in 1979, Executive Vice President -- Operations in 1992, Chief Operating Officer in 1993 and President, Chief Executive Officer and Chairman of the Board in July 1994. Effective February 1, 1997 Mr. Fontaine stepped down from his position as President of the Company but continued in his positions of Chief Executive Officer and Chairman of the Board of the Company. Mr. Fontaine is currently a director of Vision Twenty-One, Inc.

     Director since 1978.

     William C. Perkins, 40, President and Chief Operating Officer of the Company. Mr. Perkins has been with the Company since June 1983, serving in various managerial capacities and executive capacities since 1989. He currently holds the positions of President and Chief Operating Officer, offices to which he was elected effective February 1, 1997. Mr. Perkins had previously served as Controller and Chief Accounting Officer from 1989 to 1992, Chief Financial Officer from 1992 until 1996 and Executive Vice President -- Operations and Secretary from 1994 until 1997. Mr. Perkins has more than 17 years of experience in retailing.

     Director since 1994.

  Directors whose present terms continue until 1999:

     A Gordon Tunstall, 52, Founder of and for more than 14 years has served as President of Tunstall Consulting, Inc., a provider of strategic consulting and financial planning services. Tunstall Consulting has provided financial consulting services to the Company over the past several years. Mr. Tunstall is also currently a director of LA T Sportswear, Orthodontic Centers of America, Inc., Romac International and Advanced Lighting Technologies.

     Director since 1992.

     David P. Walling, 66. Since 1990, David P. Walling has provided consulting services to the Company on a part time basis. Prior to 1990, Mr. Walling was employed by Kmart for over 32 years in various managerial and executive capacities. Mr. Walling served as Vice President, General Controller of Kmart Corporation from 1976 until 1980. From 1980 until 1988, Mr. Walling served as Vice President -- Corporate Accounting and Reporting and from 1988 until his retirement in 1989 he served as Vice President -- Accounting/ Administration.

     Director since 1996.

MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES

     The Board of Directors held seven meetings during fiscal 1997. Each of the incumbent Directors attended at least 75% of all meetings of the Board and each committee of which he was a member.

     The Board of Directors has a standing Audit Committee and a Compensation and Benefits Committee (the "Compensation Committee"); it does not have a Nominating Committee. The Board of Directors functions as a Nominating Committee, and the Board will consider written recommendations from stockholders for positions on the Board of Directors in accordance with the procedures set forth in the Amended and Restated Articles of Incorporation of the Company.
See -- "Stockholder Proposals for Presentation at the 1998 Annual Meeting" for further information.

     The members of the Audit Committee are E. E. Wardlow, A Gordon Tunstall and David P. Walling. The Audit Committee held two meetings during fiscal 1997. The Audit Committee recommends the appointment, subject to approval by the Board of Directors, of the Company's independent auditors. The Committee also reviews the accounting principles and the financial reporting practices adopted by management, the non-audit services performed by the independent auditors, the scope of the audits performed by the independent auditors, and the findings and recommendations of the independent auditors and approves the fees paid to the independent auditors.

     The members of the Compensation Committee are E. E. Wardlow, A Gordon Tunstall and David P. Walling. The Compensation Committee held two meetings during fiscal 1997. The Compensation Committee reviews and recommends to the Board of Directors the compensation of officers of the Company, examines periodically the compensation structure of the Company and administers the Company's 1992 Stock Option Plan, the Company's 1992 Team Members Stock Purchase Plan, the Company's 1995 Stock Option Plan and certain aspects of the Company's Supplemental Executive Profit Sharing Plan along with other employee compensation and benefit programs.

COMPENSATION OF OUTSIDE DIRECTORS

     Directors who are not employees received a fee of $2,500 for each regularly scheduled meeting attended plus reimbursement for reasonable out-of-pocket expenses to attend meetings of the Board of Directors and its committees. Such directors are also paid a $2,500 fee for certain special meetings, depending on the duration of such meetings. In addition, non-employee directors are entitled to receive 1,000 stock options on an annual basis under the Discount Auto Parts, Inc. Non-Employee Directors' Stock Option Plan. In fiscal 1997, each non-employee director was granted options to purchase 1,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. The options become exercisable in 25% percent increments on each subsequent anniversary of the date of grant.

     No director who is an employee of the Company will receive separate compensation for services rendered as a director.

2. PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE 1992 TEAM MEMBER STOCK PURCHASE PLAN -- ITEM TWO ON YOUR PROXY CARD

     The Company's 1992 Team Members' Stock Purchase Plan became effective upon the consummation of the Company's initial public offering on August 26, 1992. The purpose of the Stock Purchase Plan is to provide the Company's employees with an opportunity, through the purchase of stock, to become part owners of the Company, or to increase the amount of their stock ownership. The Company believes that employees finding themselves in the dual roles of part owners and employees will have every reason to do all that they can to maintain and increase the success of the Company.

  The Amendments

     As originally adopted, the Stock Purchase Plan provided for eleven offering periods, with the first offering period being the 45 days ending September 30, 1992 and the remaining ten offering periods consisting of each of the months of March and September in the years 1993 through 1997. In July 1997, the Board of Directors approved, subject to stockholder approval at the 1997 Annual Meeting of Stockholders, an amendment to the Stock Purchase Plan to increase the number of offering periods under the plan from eleven to twenty-three, with offering periods to continue in each of the months of March and September through and until September 2003. The Board of Directors also approved additional administrative amendments to the Stock Purchase Plan including incorporating the changed name of the committee that implements the Stock Purchase Plan and conforming the requirements for membership on the committee to comply with revised Rule 16b-3 under the Securities Exchange Act of 1934.

     The Board recommends that you vote "FOR" approval of the Amended and Restated 1992 Team Member Stock Purchase Plan (the "Amended Stock Purchase Plan"). The Amended Stock Purchase Plan will be approved if the votes cast, "FOR" approval of the plan by holders entitled to vote exceed the votes cast opposing the approval of the Plan.

  Summary of the Plan

     An aggregate of 550,000 shares of Common Stock have been reserved for issuance under the Amended Stock Purchase Plan. As of July 31, 1997, 53,500 shares had been purchased under the Amended Stock Purchase Plan and 496,500 shares remain reserved for issuance under the Amended Stock Purchase Plan. Under the Amended Stock Purchase Plan, which is intended to qualify under the provisions of Section 423 of the Internal Revenue Code, all team members are given the right to purchase shares of the Common Stock of the Company two times a year at a price equal to 85% of the value of the stock immediately prior to the beginning of each exercise period. On July 31, 1997, the closing price of the Company's Common Stock on the New York Stock Exchange was $20.50.

     All team members are eligible to participate except for those who have been employed by the Company for less than one year, team members who customarily work 20 hours or less per week, team members who customarily work five months or less per year, and team members owning at least 5% of the Company's stock. Rights to acquire stock are to terminate if the team member's employment is terminated for any reason, and the rights are not to be transferable by the team members. No consideration will be received by the Company for the granting of the right to acquire stock under the Amended Stock Purchase Plan other than the services rendered to the Company by the team member in such capacity.

     The Amended Stock Purchase Plan provides for two exercise periods -- the month of March and the month of September -- in each year through 2003.

     During each exercise period, an eligible team member is entitled to purchase one share of Common Stock of the Company for each $240 of compensation received by him or her for the Company's fiscal year preceding the exercise period. However, no eligible team member is entitled to purchase fewer than 10 shares or more than 200 shares in any one exercise period. Within these limits, an eligible team member is able to elect to purchase as many or as few shares in each exercise period as he or she chooses.

     Payment for the shares is required in cash or by check at the time of the exercise of the rights.

     The Amended Stock Purchase Plan is administered by the Compensation and Benefits Committee whose members are E. E. Wardlow, A Gordon Tunstall and David
P. Walling, none of whom are eligible to participate in the Plan.

  Federal Income Tax Consequences

     Generally, no gain or loss is recognized until the stock is sold or otherwise disposed of by its owner.

     If the shares acquired under the Amended Stock Purchase Plan are held by the team member for the holding period required by the Internal Revenue Code (two years from the beginning of the exercise period in which the shares were acquired), upon the disposition of the stock, the team member will recognize ordinary income (as compensation) to the extent of the lesser of: (i) the amount by which the fair market value of the stock at the beginning of the exercise period exceeded 85% of such fair market value or (ii) the amount by which the fair market value of the stock at the time of disposition exceeds the purchase price. Any further gain will be taxed as a capital gain. If the sales price is less than the purchase price, there will be no ordinary income; and the team member will recognize a long-term capital loss equal to the difference between the purchase price and the disposition price. If the holding period is satisfied, the Company will not be entitled to a deduction at any time.

     If the two-year holding period is not satisfied, the team member will generally recognize in gross income (as compensation) in the year of disposition the amount by which the fair market value of the stock on the date of transfer exceeded the purchase price. Any difference between the fair market value of the stock on the date of transfer and the sales price upon disposition will be taxed as a capital gain or loss. The Company will be entitled to a deduction in the year of disposition equal to the amount of ordinary income recognized by the team member.

     The specific application and impact of the tax rules will vary depending on the specific personal situation of individual team members.

3. PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE 1995 STOCK OPTION PLAN -- ITEM THREE ON YOUR PROXY CARD

     In 1995, the Board of Directors and stockholders of the Company adopted the Discount Auto Parts, Inc. 1995 Stock Option Plan. The purpose of the 1995 Stock Option Plan is to enable the Company to be in a position to continue to effectively attract and retain executive officers and other key employees.

  The Amendments

     The 1995 Stock Option Plan as originally adopted covered a maximum of 300,000 shares of Common Stock. The Board of Directors has determined that the number of shares remaining under the plan is insufficient to continue to meet the Company's needs of attracting and retaining executive officers and other key employees. As a result, the Board of Directors has approved, subject to approval by the stockholders at the 1997 Annual Meeting of Stockholders, an amendment to the 1995 Stock Option Plan increasing the number of shares of Common Stock that may be issued upon exercise of options to a maximum of 900,000. In addition, the Board of Directors approved certain other amendments to the 1995 Stock Option Plan that limit the maximum number of shares of Common Stock for which options may be granted to any one person to

250,000 and permit the payment of taxes owed upon the exercise of an option to be made by a brokerage firm on behalf of the person exercising the option. The Board of Directors also approved additional amendments affecting certain administrative aspects of the 1995 Stock Option Plan including incorporating the changed name of the committee that implements the 1995 Stock Option Plan and conforming the requirements for membership on the committee to comply with revised Rule 16b-3 under the Securities Exchange Act of 1934.

     The Board recommends that you vote "FOR" approval of the Amended and Restated 1995 Stock Option Plan (the "Amended 1995 Option Plan"). The Amended 1995 Option Plan will be approved if the votes cast, "FOR" approval of the Amended 1995 Option Plan by holders entitled to vote exceed the votes cast opposing the approval of the Amended 1995 Option Plan.

  Summary of the Plan

     An aggregate of 900,000 shares of Common Stock have been reserved for issuance under the Amended 1995 Option Plan. Under the Amended 1995 Option Plan, incentive stock options, nonqualified stock options or any combination thereof are granted to eligible individuals. The Amended 1995 Option Plan is administered by the Compensation and Benefits Committee whose members currently are E. E. Wardlow, A Gordon Tunstall and David P. Walling, none of whom are eligible to participate in the Amended 1995 Option Plan.

     All officers of the Company and other team members who have executive or supervisory responsibility are eligible to receive options under the Amended 1995 Option Plan, except with respect to incentive stock options for any team member ineligible by reason of the provisions of Section 422 of the Internal Revenue Code (e.g., a team member owning or who would own upon the exercise of the option more than 10% of the outstanding common stock of the Company, unless the option price is at least 110% of the fair market value of the Common Stock subject to the option and the option is not exercisable after five years from the date of grant). No one person may receive options to purchase in excess of 250,000 shares. No consideration will be received by the Company for the granting of the options under the Amended 1995 Option Plan other than the services rendered to the Company by the team member in such capacity.

     The aggregate number of shares covered by the Amended 1995 Option Plan, as well as the number of shares covered by outstanding options (and the per share purchase price thereof) are subject to automatic adjustment, without further action of the Board of Directors or the stockholders, in the event of a stock dividend, a stock split or certain other recapitalizations with respect to the Company's stock.

     The Board of Directors may amend the Amended 1995 Option Plan (or suspend or discontinue it) without further stockholder approval, except with respect to certain major changes such as changing the number of shares subject to the Amended 1995 Option Plan, the minimum option price or the class of team members eligible to receive options, removing the administration of the Amended 1995 Option Plan from the committee or amending the Amended 1995 Option Plan in any other way so that incentive stock options granted thereunder would fail to qualify under Section 422 of the Internal Revenue Code. No amendment may adversely affect any then outstanding option.

     The Amended 1995 Option Plan will continue for 10 years from the date of its original adoption (i.e., through 2005), unless the Amended 1995 Option Plan terminates earlier upon the granting of options covering 900,000 shares (options that are forfeited may be reissued by the committee).

     Incentive Stock Options. The per share exercise price of each incentive stock option may not be less than the fair market value of the stock on the date of grant or, in the case of a team member owning more than 10% of the outstanding Common Stock of the Company, not less than 110% of such fair market value. Also, the aggregate fair market value of the stock with respect to which options are exercisable for the first time by a team member in any calendar year may not exceed $100,000.

     Nonqualified Stock Options. The per share exercise price of each nonqualified stock option may not be less than the fair market value of the stock on the date of grant.

     If exercised, an option must be exercised within the exercise period by payment of the option price in cash, by check or by other means prescribed by the committee.

     No option is exercisable within three years from the date of grant or more than 10 years after the date of grant, or, in the case of an individual who owns more than 10% of the outstanding common stock of the Company, more than five years after the date of grant. Each option is exercisable in stock of the Company. Options are exercisable based on vesting schedules established by the committee administering the Amended 1995 Option Plan. Options may not be exercisable any more rapidly than in cumulative installments of one quarter of the number of shares covered by the option every year beginning on the third anniversary from the date of grant and continuing annually for a period of four years thereafter. If the individual's affiliation with the Company as a team member is terminated during the term of the option, the end of the option period will be accelerated. Notwithstanding the foregoing general rules, the committee may issue options for shorter periods of time and may permit the earlier exercise of outstanding options.

     An individual may not transfer any option granted under the Amended 1995 Option Plan, although, in some circumstances after the individual's death, the individual's personal representative may exercise the option and, in certain other circumstances, options can be exchanged for new options.

     On July 31, 1997, the reported closing price of the Company's Common Stock on the New York Stock Exchange was $20.50.

  Federal Income Tax Consequences

     The recipient of an incentive stock option should not recognize any taxable income or loss for federal income tax purposes at the time the incentive stock option is granted or exercised; however, upon exercise, the difference between the stock purchase price set forth in the option and the fair market value of the shares received may be subject to the alternative minimum tax. If the Common Stock purchased upon the exercise of an incentive stock option is held for at least two years after the granting of the option and at least one year after exercise, the recipient should receive a long term capital gain or loss upon the sale or disposition of the Common Stock based on the difference between the fair market value of the Common Stock on the date of sale or other disposition and the purchase price of the Common Stock under the option. The Company will not be entitled to any deductions with respect to the granting or exercise of the incentive stock option in such cases.

     If the recipient of an incentive stock option does not hold the shares for two years after the grant of the option and one year after exercise, the recipient will generally recognize as ordinary income in the year of disposition the difference between (1) the purchase price of Common Stock covered by the option and (2) the lesser of the sales price or the fair market value of the shares on the date of exercise; and the Company will be entitled to a corresponding deduction for such amount in that year. Any remaining gain would be taxable to the recipient as capital gain. However, if the sales price is less than the purchase price under the option, no income will be recognized; the recipient would generally realize a capital loss equal to the difference between the purchase price and the disposition price; and the Company will not receive any deduction.

     The general rules described in the preceding paragraph apply only when the sale is made to an unrelated party. If the recipient makes a sale or other disposition to certain related persons or entities before the end of the applicable holding periods, then the recipient will be treated as having received ordinary income (with a corresponding deduction to the Company) in the year of disposition in an amount equal to the difference between the sales price and the fair market value of the shares on the date of exercise (even if the fair market value of the shares is less on the date of sale or other disposition).

     Because the Company does not anticipate that any nonqualified stock option will have a readily ascertainable fair market value when issued, the recipient of such an option should not recognize any taxable income or loss for federal income tax purposes at the time the option is granted. The exercise of the nonqualified stock option, however, will result in the immediate recognition of taxable income by its holder at ordinary income rates based on the difference between the purchase price for shares covered by the option and the fair market value of the shares received at the time of exercise. The Company will receive a corresponding deduction at the same time. Additional gain or loss, determined under general rules of taxation, may be realized upon the sale of the shares.

     The specific application and impact of the tax rules will vary depending on the specific personal situation of individual option recipients.

       PLAN BENEFITS TABLE -- AMENDED AND RESTATED 1992 TEAM MEMBER STOCK
         PURCHASE PLAN AND AMENDED AND RESTATED 1995 STOCK OPTION PLAN

     The following table provides information regarding the number of stock purchase rights and the dollar value of stock purchase rights under the amended stock purchase plan and the number of options to be granted and the dollar value of such options under the amended stock option plan.

                                                     AMENDED AND RESTATED
                                                      1992 TEAM MEMBERS'         AMENDED AND RESTATED
                                                      STOCK PURCHASE PLAN       1995 STOCK OPTION PLAN
                                                    -----------------------   --------------------------
                                                                    NUMBER                     NUMBER
NAME AND POSITION                                   DOLLAR VALUE   OF UNITS   DOLLAR VALUE    OF UNITS
- -----------------                                   ------------   --------   ------------   -----------
Peter J. Fontaine.................................        *            *           (2)           (2)
  Chairman of the Board and Chief Executive
     Officer

William C. Perkins................................       (1)          (1)          (2)           (2)
  President, Chief Operating Officer

Warren Shatzer....................................       (1)          (1)          (2)           (2)
  Executive Vice President -- Merchandising

C. Michael Moore..................................       (1)          (1)          (2)           (2)
  Chief Financial Officer

Clifford J. Wiley.................................       (1)          (1)          (2)           (2)
  Vice President -- Real Estate

Executive Group(3)................................       (1)          (1)          (2)           (2)

Non-Executive Director Group......................        *            *            *             *

Non-Executive Officer Employee Group..............       (1)          (1)          (2)           (2)

- ---------------

  * Not eligible for participation
(1) Participation in the Amended and Restated 1992 Team Members Stock Purchase Plan is voluntary. The Company cannot determine the amount of shares that will be purchased in the future. During fiscal 1997, 200, 0, 0 and 200 shares were purchased under this plan by Messrs. Perkins, Shatzer, Moore and Wiley, respectively. In fiscal 1997, 750 aggregate shares and 14,332 aggregate shares of Common Stock were purchased under this plan by the Executive Group and the Non-Executive Officer Employee Group, respectively. The dollar values of the shares purchased by Messrs. Perkins, Shatzer, Moore and Wiley determined using the fair market value of the Company's Common Stock of $20.50 per share as of July 31, 1997 are $4,100, $0, $0, and $4,100, respectively. In addition, the dollar values of the aggregate shares purchased by the Executive Group and Non-Executive Officer Employee Group determined using the fair market value of the Company's Common Stock of $20.50 per share as of July 31, 1997 are $15,375 and $293,806, respectively.
(2) The grant of options under the Amended and Restated 1995 Stock Option Plan is entirely within the discretion of the Compensation and Benefits Committee. The Company cannot determine the nature or amount of awards that will be made in the future. For information regarding grants of options in fiscal 1997 to Messrs. Perkins, Shatzer, Moore and Wiley, see the Summary Compensation Table, Option/SAR Grants Table and Option/SAR Exercises and Year-End Value Table. During fiscal 1997, 8,500 stock options and 109,650 stock options were granted and remain outstanding under this plan to the Executive Group and Non-Executive Officer Employee Group, respectively. The dollar value of such stock options cannot be determined.
(3) Consists of 10 executive officers including the five executive officers listed above.

        INFORMATION CONCERNING INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Representatives of Ernst & Young LLP, the Company's independent auditors, are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions posed by stockholders. Matters pertaining to the auditing of the Company's financial condition are referred to the Company's Board of Directors and its Audit Committee.

     It is expected that the Company's independent certified public accountants for fiscal 1998 will be confirmed by the Board of Directors during the fiscal year.

                                 OTHER BUSINESS

     It is not expected that any other matters are likely to be brought before the meeting. However, if any other matters are presented, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgment.

                         COMPENSATION COMMITTEE REPORT

To: The Board of Directors

     As members of the Compensation and Benefits Committee (the "Compensation Committee"), it is our duty to administer the Company's various incentive plans, including its stock option plans, its stock purchase plan and its annual bonus plans. In addition, we review compensation levels of the executive officers, evaluate the performance of the executive officers, make recommendations to the Board of Directors with respect to the Company's executive compensation policies, and deal with related matters. In evaluating the performance of executive officers, we consult with the Chief Executive Officer, except when evaluating his performance, in which case we meet independently. The Compensation Committee will review with the Board of Directors in detail all aspects of compensation for the executive officers. The Compensation Committee is composed of three outside directors.

     The Compensation Committee has available to it access to independent compensation data and may, from time to time in the future, consult with an outside compensation consultant.

     The Company's compensation policy for executive officers, which is endorsed by the Compensation Committee, is designed to support the overall objective of enhancing value for stockholders by attracting, developing, rewarding and retaining highly qualified and productive individuals; relating compensation to both Company and individual performance; and insuring compensation levels that are, in general, externally competitive and internally equitable.

     The key elements of the Company's executive officers' compensation in fiscal 1997 consisted principally of (1) base salary, (2) potential bonuses based on overall Company performance for the Chief Executive Officer, the President, the Executive Vice President -- Merchandising, the Executive Vice President -- Operations and certain of the other vice presidents, and based in part on overall Company performance and in part on specific performance criteria keyed to areas of responsibility for each of the other executive officers and
(3) the award of stock options under the 1992 Stock Option Plan and/or the 1995 Stock Option Plan which is designed to give certain of the officers and other team members the opportunity to be awarded long-term, stock-based incentives.

     The Compensation Committee's policies with respect to each of these elements are discussed below, including the basis for the compensation awarded in fiscal 1997 to Peter J. Fontaine, the Company's Chief Executive Officer (and President through January 31, 1997). In addition, although the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual.

  Base Salary

     Each officer's base salary is reviewed annually. The specific base salaries are based upon the Chief Executive Officer's subjective determination of appropriate salary levels, taking into consideration the scope of responsibility, experience, Company and individual performance, as well as pay practices of other companies relating to executives with similar responsibility. The Chief Executive Officer then makes recommendations to the Compensation Committee, which is responsible for approving or disapproving those recommendations.

     With respect to the base salary of Peter J. Fontaine in fiscal 1997, consideration was given to a comparison of base salaries of persons with comparable positions and responsibilities in peer companies and an assessment of the individual performances of Mr. Fontaine. Mr. Fontaine was granted a base salary of $192,400 for fiscal 1997 which was unchanged from his base salary for fiscal 1996. The level nature of the base salary was reflective of the desire to reward improved overall performance of the Company and the perceived contribution of Peter J. Fontaine to this improved performance through the annual bonus rather than by increasing base salary.

  Annual Bonus Program

     Under the Company's annual bonus plans, incentive compensation is somewhat discretionary but through objective overall performance criteria established under the plans, is expected to be paid based on current year's performance. The fiscal year 1997 annual bonus plans for the Chief Executive Officer, the President, the Executive Vice President -- Merchandising, the Executive Vice President -- Operations and certain of the vice presidents were directly tied to pre-tax net income and is earned based in part on the ability of the Company to achieve a preestablished goal for comparable store sales growth and in part on the ability of the Company to achieve a preestablished goal for earnings growth. Under the bonus program in fiscal 1997 for the particular executive officers who held these positions during fiscal 1997, determinations as to payment of bonuses were made quarterly. The base bonus for each of the Chief Executive Officer and the Executive Vice President -- Merchandising was 1% of the Company's pre-tax earnings, and for the Executive Vice President -- Operations was .75% of the Company's pre-tax earnings until such executive was promoted to the position of President on February 1, 1997, whereupon the base bonus was increased to 1% of the Company's pre-tax earnings. Under the bonus program for these three executive officers, the amount of the base bonus is adjusted downward if and to the extent the goals are not achieved and is increased if and to the extent the goals are exceeded. In fiscal 1997, the goal for comparable store sales increase was 10% and the goal for earnings growth was 25%.

     The fiscal year 1997 annual bonus plan for the other executive officers was either based entirely on pre-tax net income and comparable store sales growth or in part on pre-tax net income and comparable store sales growth and in part on such executive officer meeting personal performance goals established at the beginning of the fiscal year. The applicable percentage of pre-tax earnings target for the other executive officers and the performance criteria for the executive officers who had other personal performance goals were developed by the Chief Executive Officer of the Company, with input from the respective senior officer to whom they report and subject to approval by the Compensation Committee. For fiscal year 1998, the performance criteria for the other executive officers is to be developed by the President of the Company in coordination with the Chief Executive Officer.

     In order to provide some flexibility, management is given the authority to terminate these various bonus plans at any time.

  Long-Term Compensation

     The Compensation Committee awards stock options under the 1992 Stock Option Plan and/or the 1995 Stock Option Plan to executive officers, other members of management and key individual contributors. Generally, the Chief Executive Officer (and in the future the President together with the Chief Executive Officer) will recommend the number of options to be granted and will present this number along with appropriate supporting data to the Compensation Committee for its review and approval. Options are granted at fair market value on the date of grant and therefore any value which ultimately accrues to key team members under such options is based entirely on the Company's performance, as perceived by investors who establish the price for the Company's stock. These options generally vest beginning after three years and then over a four year period and have a 10 year duration.

     Stock option grants are designed to retain key team members, including executive officers, and to provide an incentive for key team members to improve the return to stockholders. In fiscal 1997, the Compensation Committee awarded stock options to Mr. Perkins, Mr. Moore, Mr. Bair, Mr. Bottino, Mr. Viele, Mr. Joiner, Mr. Harrah and Mr. Wiley. The grants were based on their respective responsibilities, their relative positions in the Company and their respective contributions to the Company's financial performance. Although stock options were issued to other key team members as well, no stock options were awarded to Mr. Fontaine or Mr. Shatzer.

  Other

     The Committee believes that linking executive compensation to corporate performance through a more significant emphasis on performance bonuses results in a better alignment of compensation with corporate goals and stockholder interest. As performance goals are met or exceeded, resulting in increased value to stockholders, executives are rewarded commensurately. The Committee believes that compensation levels during fiscal 1997 adequately reflect the Company's compensation goals and policies.

     No member of the Compensation Committee is a former or current officer of the Company.

          COMPENSATION COMMITTEE:

              E. E. Wardlow
              A Gordon Tunstall
              David P. Walling

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the companies in the Standard & Poor's 500 Index and an Automotive Peer Group(1). Cumulative total return for each of the periods shown in the Performance Graph is measured assuming an initial investment of $100 on August 18, 1992, the date of the Company's initial public offering, and the reinvestment of dividends.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

        MEASUREMENT PERIOD
      (FISCAL YEAR COVERED)                DAP           S&P 500 INDEX       PEER GROUP
AUGUST 18, 1992                                100.00             100.00             100.00
JUNE 1, 1993                                   167.00             110.00             128.00
MAY 31, 1994                                   128.00             114.00             138.00
MAY 30, 1995                                   149.00             135.00             136.00
MAY 28, 1996                                   144.00             179.00             175.00
JUNE 3, 1997                                   103.00             224.00             162.00

- ---------------

(1) The peer group comprises publicly traded Automotive Parts Retailers which are engaged principally or in significant part in the retail sale of automotive replacement parts, maintenance items and accessories to the Do-It-Yourself consumer and which often are viewed as being in competition with the Company. The returns of each company have been weighted according to their respective stock market capitalization for purposes of arriving at a peer group average. The members of the peer group are as follows: Auto Zone, Inc.; Genuine Parts Co.; Hi-Lo Automotive, Inc.; The Pep
    Boys -- Manny, Moe & Jack and Trak Auto Corporation.

                               EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the Company's executive officers:

                                                                                        YEARS WITH
NAME                                                    POSITIONS                       THE COMPANY
- ----                                                    ---------                       -----------
Peter J. Fontaine...................  Chairman of the Board, Chief Executive Officer        22
                                        and Director
William C. Perkins..................  President, Chief Operating Officer and                14
                                      Director
Warren Shatzer......................  Executive Vice President -- Merchandising and         17
                                        Director
C. Michael Moore....................  Chief Financial Officer and Secretary                  1
David C. Viele......................  Vice President -- Purchasing and Distribution         21
Steven C. Bair......................  Vice President -- Operations                          19
Clement A. Bottino..................  Vice President -- Operations                          18
Steven K. Joiner....................  Vice President -- Marketing                           13
Michael D. Harrah...................  Vice President -- Information Systems                  5
Clifford J. Wiley...................  Vice President -- Real Estate                         13

NON-DIRECTOR EXECUTIVE OFFICERS

     C. Michael Moore joined the Company in July 1996 as Chief Financial Officer and was elected as Secretary in February 1997. Prior to joining the Company, Mr. Moore was employed by Ernst & Young LLP from December 1981 until June 1996, most recently as Senior Manager.

     David C. Viele has been with the Company since March 1976, serving in various distribution and purchasing capacities. Mr. Viele served as Purchasing Manager from 1988 until April 1994, at which time he was elected to his current position as Vice President -- Purchasing and Distribution.

     Steven C. Bair has been with the Company since September 1978, serving in various managerial capacities. Mr. Bair served as a Division Manager from 1985 until April 1994, at which time he was elected to his current position as Vice President -- Operations.

     Clement A. Bottino has been with the Company since July 1979, serving in various managerial capacities. Mr. Bottino served as a Division Manager from 1985 until April 1994, at which time he was elected to his current position as Vice President -- Operations.

     Steven K. Joiner has been with the Company since October 1983, serving in various managerial capacities. Since 1995, Mr. Joiner has served in the position of Vice President -- Marketing.

     Michael D. Harrah was appointed Vice President -- Information Systems in 1995. Prior thereto, Mr. Harrah was the Company's Director of Information Systems since October 1992. Before joining the Company, Mr. Harrah worked for Lykes Bros., Inc., for over 13 years, where he last served as Director of Data Processing.

     Clifford J. Wiley has been with the Company since August 1984, serving in various real estate related capacities. Mr. Wiley served as a Real Estate Manager from August 1984 to July 1996, at which time he was elected to his current position as Vice President -- Real Estate.

     None of the executive officers or directors are related to one another. Executive officers are elected by and serve at the discretion of the Board of Directors.

     In recent years, the Company has also benefitted from the advice of four seasoned retailers who, prior to retirement, were executives with Kmart Corporation. E. E. Wardlow has provided advice and consultation on all phases of mass merchandising and discount retailing; David P. Walling has provided advice and consultation on accounting and financial matters; and Ken Dunkel, with experience in distribution and Kenneth Dowden, with experience in distribution and information systems, have also been providing guidance to the Company for the past several years and continue to serve as advisors to the Company.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table provides information concerning the annual compensation of each of the named executive officers of the Company, as defined under applicable Securities and Exchange Commission Rules, for services rendered to the Company in each of the Company's last three fiscal years.

                                                                         LONG-TERM
                                                                       COMPENSATION
                                                                       -------------
                                             ANNUAL COMPENSATION(1)      AWARDS(2)
                                            ------------------------   -------------        ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR   SALARY ($)   BONUS(3)($)   OPTIONS(#)(4)   COMPENSATION($)(5)
- ---------------------------          ----   ----------   -----------   -------------   -------------------
Peter J. Fontaine,                   1997    192,400       203,786        (6)                 1,586
  Chief Executive Officer and        1996    192,400       253,793        (6)                 5,981
  Chairman of the Board              1995    192,400       181,199        (6)                 3,473

William C. Perkins,                  1997    141,996       170,142        (6)                12,676
  President and                      1996    125,000       155,047        (6)                15,696
  Chief Operating Officer            1995    125,000        90,653        60,000              2,706

Warren Shatzer,                      1997    186,150       203,786        (6)                 1,628
  Executive Vice President --        1996    186,150       253,793        (6)                 5,590
  Merchandising                      1995    186,150       181,199        (6)                 2,818

C. Michael Moore,                    1997    120,000        19,575         5,500                  0
  Chief Financial Officer(7)

Clifford J. Wiley,                   1997     92,000        48,900           500             15,449
  Vice President --                  1996     82,000        59,325         1,000             10,181
  Real Estate                        1995     75,000        65,008         6,000             11,867

- ---------------

(1) All Other Compensation, other than salary and bonuses, does not exceed the minimum amounts required to be reported pursuant to Securities and Exchange Commission Rules.
(2) The Company does not offer any Restricted Stock Awards, SAR or other LTIP programs.
(3) Amounts in this column include bonuses earned under the annual management incentive plan which is keyed to the Company's performance. Amounts earned with respect to a particular fiscal year are accrued as expenses in such fiscal year.
(4) This category reflects stock options pursuant to the Company's 1992 Stock Option Plan and 1995 Stock Option Plan.
(5) For 1997, includes: for Mr. Fontaine and Mr. Shatzer the amounts contributed by the Company to the Team Member's Section 401(k) Plan (the "401(k) Plan"); for Mr. Perkins: $2,176 contributed by the Company to the 401(k) Plan and $10,500 accrued under the Company's Supplemental Employee Profit Sharing Plan (the "Supplemental Plan"); and for Mr. Wiley: $1,538 contributed by the Company to the 401(k) Plan, $10,310 accrued under the Supplemental Plan and $3,600 in allowances and relocation compensation.
(6) Not applicable. No compensation of this type received.
(7) Mr. Moore began his employment with the Company in July 1996 as Chief Financial Officer.

OPTION/SAR GRANTS TABLE

     The following table shows information concerning stock options granted during fiscal 1997 for the individuals shown in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                POTENTIAL
                                                                                             REALIZABLE VALUE
                                              INDIVIDUAL GRANTS                                 AT ASSUMED
                                            ----------------------                           ANNUAL RATES OF
                                                       % OF TOTAL                              STOCK PRICE
                                                        OPTIONS      EXERCISE                APPRECIATION FOR
                                            OPTIONS    GRANTED TO    OR BASE                   OPTION TERM
                                            GRANTED   EMPLOYEES IN    PRICE     EXPIRATION   ----------------
NAME                                          (#)     FISCAL YEAR     ($/SH)       DATE      5%($)    10%($)
- ----                                        -------   ------------   --------   ----------   ------   -------
Peter J. Fontaine.........................     -0-          --           --           --         --        --
Warren Shatzer............................     -0-          --           --           --         --        --
William C. Perkins........................     -0-          --           --           --         --        --
C. Michael Moore..........................   5,500        4.99           (1)          (1)        (1)       (1)
Clifford J. Wiley.........................     500         *          22.25      9/23/06      6,996    17,730

- ---------------

  * Less than one percent
(1) Mr. Moore was granted options to purchase 5,000 shares of Common Stock in July 1996 (the "July Options") and options to purchase 500 shares of Common Stock in September 1996 (the "September Options"). The July Options have an exercise price of $25.38 per share and an expiration date of 7/8/06 and the September Options have an exercise price of $22.25 per share and an expiration date of 9/23/06. The potential realizable values, at a 5% and 10% annual rate of appreciation, for the July Options are $79,806 and $202,246, respectively and for the September Options are $6,996 and $17,730, respectively.

OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

     The following table shows information concerning stock option values as of the end of fiscal 1997.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                                                                   VALUE OF UNEXERCISED
                                                   NUMBER OF UNEXERCISED           IN-THE-MONEY OPTIONS
                                               OPTIONS AT FISCAL YEAR-END(#)      AT FISCAL YEAR-END ($)
NAME                                             EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE(1)
- ----                                           -----------------------------   ----------------------------
Peter J. Fontaine............................             -0-/-0-                       -0-/-0-
Warren Shatzer...............................             -0-/-0-                       -0-/-0-
William C. Perkins...........................          10,669/80,892                  2,778/127,500
C. Michael Moore.............................             -0-/5,500                     -0-/-0-
Clifford J. Wiley............................           3,409/12,558                  1,042/11,667

- ---------------

(1) This represents the amount by which the fair market value of the Company's Common Stock of $18.50 per share as of June 3, 1997 exceeds the exercise price of those options held by the named executive officers.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Company's Compensation and Benefits Committee (the "Committee"), are E. E. Wardlow, A Gordon Tunstall and David P. Walling. Neither Mr. Wardlow, Mr. Tunstall nor Mr. Walling has at any time been an officer of the Company. Neither Mr. Wardlow, Mr. Tunstall nor Mr. Walling were employees of the Company during fiscal 1997.

     No director, executive officer or member of the Committee had any interlocking relationship with any other company which would require disclosure in this proxy statement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On August 20, 1992, the Company and Denis L. Fontaine, Peter J. Fontaine and Warren Shatzer entered into an S Corporation Tax Allocation and Indemnification Agreement (the "Tax Agreement") relating to their respective income tax liabilities. Because the Company is fully subject to corporate income taxation as a result of terminating its S Corporation status prior to the consummation of its initial public offering (the "Offering"), the reallocation of income and deductions between the period during which the Company was treated as an S Corporation and the period during which the Company is subject to corporate income taxation may increase the taxable income of one party while decreasing that of another party. Accordingly, the Tax Agreement is intended to assure that taxes are borne by the Company on the one hand and Messrs. Fontaine, Fontaine and Shatzer and their respective heirs, successors and permitted assigns (the "Stockholders"), on the other only to the extent that such parties are required to report the related income for tax purposes. Subject to certain limitations, the Tax Agreement generally provides that the Stockholders will be indemnified by the Company with respect to federal and state income taxes (plus interest and penalties) shifted from a Company taxable year subsequent to the Offering to a taxable year in which the Company was an S Corporation, and the Company will be indemnified by the Stockholders with respect to federal and state income taxes (plus interest and penalties) shifted from an S Corporation taxable year to a Company taxable year subsequent to the Offering. Any payment made by the Company to the Stockholders pursuant to the Tax Agreement may be considered by the Internal Revenue Service or the state taxing authorities to be nondeductible by the Company for income tax purposes.

     As of October 10, 1992, the Company and Herman and Marie Fontaine ("Mr. and Mrs. Fontaine"), entered into a Wage Agreement (the "Agreement") that provides that from October 10, 1992 and continuing as long as Mr. and Mrs. Fontaine are both living and are continuing to provide the services required under the Agreement, the Company will pay to Mr. and Mrs. Fontaine, collectively, $140,000.00 per year. Upon the death of either Herman or Marie Fontaine, the Company is required to continue to pay the survivor $140,000.00 per year provided the survivor continues to provide the services required under the Agreement. Under the Agreement, Mr. and Mrs. Fontaine must continue to provide services to the Company in their present capacities as consultant and sales auditor, respectively, or to provide consulting services to the Company. Herman Fontaine is one of the founders of the Company and is currently Chairman Emeritus of the Company. Marie Fontaine has been an employee of the Company since the Company was founded. Mr. and Mrs. Fontaine are the parents of Denis L. Fontaine and Peter J. Fontaine. In fiscal 1997, the Company paid Mr. and Mrs. Fontaine a total of $147,950 of which $140,000 was paid in accordance with the Agreement and $7,950 was paid as additional compensation to Mrs. Fontaine.

     The Company leases two of its store locations under separate one year leases from a Florida partnership which was established by Denis L. Fontaine and Peter J. Fontaine and the current partners of which are Peter J. Fontaine and the Glenda A. Fontaine Marital Trust, which was formed after Denis L. Fontaine's death in June 1994 (the "Marital Trust"). The leases provide for fixed monthly rental, pass-through of all expenses to the Company, including taxes, repairs and insurance and one year renewal terms. In the past, the leases have been renewed from year to year and it is anticipated that such renewals will continue. Lease payments under the two leases aggregated $127,000 in fiscal 1997. The leases are believed to be at or below fair market value.

     During fiscal 1997, the Company subleased on a month-to-month tenancy a single store location from a single-purpose corporation which was owned equally by Denis L. Fontaine and Peter J. Fontaine until Denis L. Fontaine's death in June 1994. The corporation is currently owned equally by Peter J. Fontaine and the Marital Trust. The corporation leased the store location from an unrelated third party and subleased the store location to the Company on a pass-through basis. Lease payments under the sublease aggregated $13,570 in fiscal 1997. The lease is believed to be at or below fair market value.

     During fiscal 1997, the Company chartered on a regular basis an airplane from PF Flyers, Inc., a Florida corporation that owns and operates an airplane charter service and all of the common stock of which is beneficially owned by Peter J. Fontaine. The payments made during fiscal 1997 by the Company to PF Flyers, Inc., aggregated approximately $50,610. The rates charged to the Company by PF Flyers, Inc., for the chartering services are believed to be at or below fair market value.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     To the Company's knowledge, based solely on a review of the forms, reports and certificates filed with the Company by the Company's directors and officers and the holders of more than 10% of the Company's Common Stock, all Section 16(a) filing requirements were complied with by such persons in fiscal 1997.

                               SECURITY OWNERSHIP

     The following table sets forth, as of August 24, 1997, the number of shares of the Company's Common Stock beneficially owned by (i) each person known to the Company as having beneficial ownership of more than 5% of the Company's Common Stock together with such person's address, (ii) each of the Company's directors and nominees to become a director, (iii) each named executive officer as defined under applicable Securities and Exchange Commission rules and (iv) all directors and executive officers as a group.

                                                               AMOUNT AND
                                                                 NATURE
                                                              OF BENEFICIAL      PERCENT
NAME OF BENEFICIAL OWNER OR NUMBER IN GROUP                   OWNERSHIP(1)       OF CLASS
- -------------------------------------------                   -------------      --------
Fontaine Industries Limited Partnership.....................    3,998,255(2)      25.1
  3305 W. Spring Mountain Road #60
  Las Vegas, Nevada 89012

Fontaine Enterprises Limited Partnership....................    3,916,331(3)      23.6
  3305 W. Spring Mountain Road #60
  Las Vegas, Nevada 89012

Peter J. Fontaine...........................................    8,066,586(4)      48.7
  c/o Discount Auto Parts, Inc.
  4900 Frontage Road South
  Lakeland, Florida 33815

Glenda A. Fontaine Marital Trust............................    3,916,331(5)      23.6
  under Agreement dated July 8, 1993
  c/o Discount Auto Parts, Inc.
  4900 Frontage Road South
  Lakeland, Florida 33815

William C. Perkins..........................................       15,430(6)        *

Warren Shatzer..............................................      151,000(7)        *

C. Michael Moore............................................        1,000           *

Clifford J. Wiley...........................................        4,525(8)        *

E. E. Wardlow...............................................        7,500(9)        *

A Gordon Tunstall...........................................        3,500(10)       *

David P. Walling............................................        5,540(11)       *

FMR Corp....................................................    1,158,900(12)      6.98
  82 Devonshire Street
  Boston, Massachusetts 02109

Fidelity Management & Research Company......................    1,131,300(12)      6.82
  82 Devonshire Street
  Boston, Massachusetts 02109

                                                               AMOUNT AND
                                                                 NATURE
                                                              OF BENEFICIAL      PERCENT
NAME OF BENEFICIAL OWNER OR NUMBER IN GROUP                   OWNERSHIP(1)       OF CLASS
- -------------------------------------------                   -------------      --------
Edward C. Johnson 3d........................................    1,158,900(12)      6.98
  82 Devonshire Street
  Boston, Massachusetts 02109

Abigail P. Johnson..........................................    1,158,900(12)      6.98
  82 Devonshire Street
  Boston, Massachusetts 02109

T. Rowe Price Associates, Inc. .............................    1,192,500(13)      7.2
  100 E. Pratt Street
  Baltimore, Maryland 21202

T. Rowe Price New Horizons Fund, Inc. ......................    1,000,000(13)      6.0
  100 E. Pratt Street
  Baltimore, Maryland 21202

All Directors and Executive Officers as a Group (13
  persons)..................................................    8,205,131         49.5

- ---------------

   * Less than one percent
 (1) Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person has or shares voting power and/or investment power. Except as otherwise indicated, all shares are held of record with sole voting and investment power.
 (2) Fontaine Industries Limited Partnership ("Industries L.P.") is a Nevada Limited Partnership. A revocable trust established by Peter J. Fontaine and under which Mr. Fontaine is the trustee, is the sole general partner and is one of two limited partners of Industries L.P., owning an aggregate of 99% of the partnership interests. Peter J. Fontaine is a limited partner and owns the remaining 1% of the partnership interests. Although not reflected in the table, Industries L.P. may be considered, for beneficial ownership purposes, part of a group which also includes Fontaine Enterprises Limited Partnership, Peter J. Fontaine Revocable Trust, Glenda A. Fontaine Marital Trust, certain trusts established for the benefit of the children of Denis
     L. Fontaine, Peter J. Fontaine and Merritt A. Gardner as Trustee; therefore, Industries L.P. may be considered as beneficially owning the same aggregate number of shares shown in the table as being beneficially owned by Peter J. Fontaine.
 (3) Fontaine Enterprises Limited Partnership ("Enterprises L.P.") is a Nevada Limited Partnership. The Glenda A. Fontaine Marital Trust (the "Glenda Fontaine Trust"), of which Peter J. Fontaine and Merritt A. Gardner are the trustees, is the sole general partner and a limited partner of Enterprises L.P., owning an aggregate of 81.5% of the partnership interests. Certain trusts established for the benefit of the children of Denis L. Fontaine (the "Children's Trusts"), of which Peter J. Fontaine and Merritt A. Gardner are also the trustees, are limited partners of Enterprises L.P. and in such capacity own the remaining 18.5% of the partnership interests. Although not reflected in the table, Enterprises L.P. may be considered, for beneficial ownership purposes, part of a group which also includes Fontaine Industries Limited Partnership, Peter J. Fontaine Revocable Trust, Glenda A. Fontaine Marital Trust, certain trusts established for the benefit of the children of Denis L. Fontaine, Peter J. Fontaine and Merritt
     A. Gardner as Trustee; therefore, Enterprises L.P. may be considered as beneficially owning the same aggregate number of shares shown in the table as being beneficially owned by Peter J. Fontaine.
 (4) Peter J. Fontaine does not directly own any shares. Beneficial ownership by Mr. Fontaine reflects (i) 3,998,255 shares owned by Industries L.P., (ii) 3,916,331 shares owned by Enterprises L.P., (iii) 150,000 shares owned by the Peter J. Fontaine Revocable Trust, (iv) 1,000 shares owned by Debra Fontaine, Mr. Fontaine's wife and (v) 1,000 shares owned by Mr. Fontaine's daughter. See Notes (2) and (3) above.
 (5) The Glenda Fontaine Trust does not directly own any shares. Beneficial ownership by the Glenda Fontaine Trust reflects shares owned by Enterprises L.P. See Note (3) above.

 (6) The number of shares shown includes 13,558 shares deemed to be beneficially owned by Mr. Perkins by virtue of certain stock options that are currently exercisable or become exercisable within 60 days. Also includes 272 shares owned by Gina Perkins, his wife, and 200 additional shares (100 owned by each of his two sons).
 (7) The number of shares shown for Warren Shatzer includes all of the shares held by Shatzer Enterprises Limited Partnership, a Nevada limited partnership. A revocable trust established by Mr. Shatzer and under which Mr. Shatzer is the trustee, is the sole general partner and is one of two limited partners of Shatzer Enterprises Limited Partnership, owning an aggregate of 99% of the partnership interests, with Warren Shatzer being a limited partner and owning the remaining 1% of the partnership interests. The number of shares also includes 1,000 shares owned by his son.
 (8) The number of shares shown includes 4,525 shares deemed to be beneficially owned by Mr. Wiley by virtue of certain stock options that are currently exercisable or become exercisable within 60 days.
 (9) The number of shares shown includes 2,500 shares deemed to be beneficially owned by Mr. Wardlow by virtue of certain stock options that are currently exercisable or become exercisable within 60 days. Also includes 5,000 shares that are held in a revocable trust established by Mr. Wardlow and under which Mr. Wardlow is the Trustee.
(10) The number of shares shown includes 2,500 shares deemed to be beneficially owned by Mr. Tunstall by virtue of certain stock options that are currently exercisable or become exercisable within 60 days.
(11) The number of shares shown includes 250 shares deemed to be beneficially owned by Mr. Walling by virtue of certain stock options that are currently exercisable or become exercisable within 60 days. Also includes 245 shares owned by Elizabeth Walling, his wife.
(12) This information is derived from a Schedule 13G dated February 14, 1997, filed by FMR Corp., Edward C. Johnson 3d. and Abigail P. Johnson. FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson are each shown to have sole dispositive power with respect to all 1,158,900 shares. Fidelity Management & Research Company is a wholly owned subsidiary of FMR Corp. and is deemed the beneficial owner with respect to 1,131,300 shares as a result of acting as investment adviser to several investment companies registered under Section 8 of the Investment Company Act of 1940. Neither FMR Corp., Edward C. Johnson, 3d, or Abigail P. Johnson has the sole power to vote or direct the voting of any of the 1,158,900 shares shown. This power resides with the Board of Trustees of the various institutions for which FMR Corp.'s wholly owned subsidiaries act as investment advisers.
(13) The number of shares shown are owned by various individual and institutional investors including the T. Rowe Price Horizons Fund, Inc. (which owns 1,000,000 shares, representing 6.0% of the shares outstanding), for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. This information is derived from a Schedule 13G dated February 14, 1997 filed by Price Associates and T. Rowe Price Horizons Fund, Inc.

      STOCKHOLDERS PROPOSALS FOR PRESENTATIONS AT THE 1998 ANNUAL MEETING

     Pursuant to the General Rules under the Securities Exchange Act of 1934, proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received by management of the Company at its executive offices by April 27, 1998 (i.e., 120 days prior to August 27, 1998).

     The Company's Amended and Restated Articles of Incorporation also contain requirements concerning advance notice to the Company of any stockholder proposal and of any nominations by stockholders of persons to stand for election as directors at a stockholders' meeting. Notice of stockholder proposals and of director nominations must be timely given in writing to the Secretary of the Company prior to the meeting at which the directors are to be elected. To be timely, notice must be received at the principal executive offices of the Company not less than 60 days prior to the meeting of stockholders; provided, however, that in the event that less than 70 days' notice prior to public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder, in order to be timely, must be so delivered or received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.

     A stockholder's notice with respect to a proposal to be brought before the annual meeting must set forth (a) a brief description of the proposal and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (c) the class and number of shares of the Company which are beneficially owned by such stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal.

     A stockholder's notice with respect to a director nomination must set forth
(a) as to each nominee 1) the name, age, business address and residence address of the person, 2) the principal occupation or employment of the person, 3) the class and number of shares of the Company which are beneficially owned by such person, 4) all information that would be required to be included in a proxy statement soliciting proxies for the election of the nominee director (including such person's written consent to serve as a director if so elected) and (b) as to the stockholder providing such notice (i) the name and address, as they appear on the Company's books, of the stockholder and (ii) the class and number of shares of the Company which are beneficially owned by such stockholder on the date of such stockholder notice.

     The complete Amended and Restated Articles of Incorporation provisions governing these requirements are available to any stockholder without charge upon request from the Secretary of the Company.

                                          By Order of the Board of Directors,

                                          /s/ C. Michael Moore
                                          C. MICHAEL MOORE,
                                          Secretary

Dated: August 27, 1997

                                                                    APPENDIX A

                           DISCOUNT AUTO PARTS, INC.

                              AMENDED AND RESTATED
                      1992 TEAM MEMBER STOCK PURCHASE PLAN


                                   ARTICLE 1

                                    Purpose

         The purpose of the Discount Auto Parts, Inc. Team Member Stock Purchase Plan (the "Plan") is to provide employees of Discount Auto Parts, Inc. (the "Company") and its subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of authorized but unissued shares of common stock (par value $.01 per share) of the Company (the "Common Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, or any statute or regulation of similar import. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.


                                   ARTICLE 2

                                  Definitions

         The following words and terms as used herein shall have that meaning set forth therefor in this Article 2 unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

         2.1 "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

         2.2 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.3 "Committee" shall mean the Compensation and Benefits Committee of the Board or such other committee as may be appointed by the Board as the Committee in accordance with Section 3.1.

         2.4 "Common Stock" shall mean the common stock, $.01 par value, of the Company.

         2.5 "Company" shall mean Discount Auto Parts, Inc., a Florida corporation, and any successor.

         2.6 "Compensation" shall mean an Eligible Employee's regular salary and wages, overtime pay, bonuses and commissions (in all cases, before any reduction for elective contributions to any Code Section 401(k) or Code
Section 125 Plan), but does not include credits or benefits under the Plan, or any amount contributed by the Company to any pension, profit sharing or employee stock ownership plan, or any employee welfare, life insurance or health insurance plan or arrangement, or any deferred compensation plan or arrangement.




                                     1.

         2.7 "Eligible Employee" shall mean any individual employed by the Company or any Subsidiary who meets the eligibility requirements of Article 4. The Committee shall have the sole power to determine who is and who is not an Eligible Employee.

         2.8 "Fair market value" of the shares of Common Stock shall mean the closing price, on the date in question (or, if no shares are traded on such day, on the next preceding day on which shares were traded), of the Common Stock as reported on the Composite Tape, or if not reported thereon, then such price as reported in the trading reports of the principal securities exchange in the United States on which such stock is listed, or if such stock is not listed on a securities exchange in the United States, the mean between the dealer closing "bid" and "ask" prices on the over-the-counter market as reported by the National Association of Security Dealers Automated Quotation System (NASDAQ), or NASDAQ's successor, or if not reported on NASDAQ, the fair market value of such stock as determined by the Committee in good faith and based on all relevant factors.

         2.9     "Purchase Documents" is defined in Section 6.1.

         2.10 "Plan" shall mean the Discount Auto Parts, Inc. 1992 Team Member Stock Purchase Plan, as set forth herein and as amended from time to time.

         2.11    "Shares" shall mean shares of the Common Stock.

         2.12 "Subsidiary" shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code.


                                   ARTICLE 3

                                 Administration

         3.1 Committee. This Plan shall be administered by a committee appointed by the Board of Directors (the "Committee"). The Committee shall consist of not less than two (2) nor more than five (5) persons, each of whom shall be a member of the Board and none of whom shall be eligible to participate under the Plan. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors.

         3.2 Organization. The Committee shall select one of its members as chairman, and shall hold meetings at such time and places as it may determine. The acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee.

         3.3 Power and Authority. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion: (a) to determine the employees of the Company and its Subsidiaries who are eligible to participate in the Plan; (b) to determine the purchase price of the shares of Common Stock being offered; and (c) to interpret the Plan, and to prescribe, amend and rescind rules and regulations with respect thereto. The interpretation and construction by the Committee of any provision of the Plan over which it




                                     2.

has discretionary authority shall be final and conclusive. All actions and policies of the Committee shall be consistent with the qualification of the Plan at all times as an employee stock purchase plan under Section 423 of the Code.

                 (a) No Liability. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan.


                                   ARTICLE 4

                       Employees Eligible To Participate

         4.1 General Rule. Any person, including any officer but not a person who is solely a director, who is in the employment of the Company or any Subsidiary on the first day of an offering period is eligible to participate in the Plan with respect to that offering, except (a) a person who has been employed less than one year; (b) a person whose customary employment is 20 hours or less per week; and (c) a person whose customary employment is for not more than five months in any calendar year.

         4.2 Special Rules. Notwithstanding any provision of the Plan to the contrary, no employee shall be eligible to subscribe for any shares under the Plan if:

                 (a) immediately after the subscription, the employee would own stock and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary (as determined in accordance with the provisions of Section 423(b)(3) of the Code);

                 (b) the subscription would permit his rights to purchase shares under all stock purchase plans of the Company and its parent and subsidiary corporations to accrue at a rate that exceeds $25,000 of fair market value of such shares (determined at the time such right to subscribe accrues) for each calendar year in which such right to subscribe is outstanding at any time;

                 (c)      the subscription is otherwise prohibited by law; or

                 (d) his employment is terminated for any reason prior to the time revocation or cancellation of participation in an offering is prohibited under Section 6.2.


                                   ARTICLE 5

                                     Offers

         5.1 Offering Periods. There shall be twenty three (23) offering periods under the Plan: the first offering period shall commence on the effective date of the Plan and shall conclude on September 30, 1992; thereafter, a separate offering period shall commence on the first day and conclude on the last day of the months of March and September in each of the years 1993, 1994, 1995, 1996, 1997, 1998, 1999, 2000, 2001, 2002 and 2003.
Except for the maximum number of shares to be offered under the Plan,




                                       3.

except for a lack of available shares, and except for the limitation on the number of shares for which each Eligible Employee may subscribe, there shall be no limit on the aggregate number of shares for which subscriptions may be made with respect to any particular offering. The right of an Eligible Employee to subscribe to shares in an offering shall not be deemed to accrue until the first day of that offering period.

         5.2 Price. The purchase price per share for an offering period shall be 85% of the fair market value of the Common Stock on the last day immediately preceding the first day of the offering period; provided, however, that with respect to the first offering period (the offering period ending September 30, 1992), the purchase price per share shall be 85% of the lesser of
(a) the fair market value of the Common Stock on the last day immediately preceding the first day of the offering period or (b) the fair market value of the Common Stock on the last day immediately preceding the last day of the offering period.

         5.3     Number of Shares To Be Offered.

                 (a) The maximum number of shares of Common Stock that may be offered under the Plan is 550,000.

                 (b) In each offering, an Eligible Employee shall be entitled to subscribe for a total number of shares of Common Stock equal to one share for each Two Hundred Forty Dollars ($240.00) of Compensation paid to him for the calendar year immediately preceding the year in which the offering occurs. However, no Eligible Employee shall be entitled to subscribe in any offering to more than two hundred (200) shares or (for those Eligible Employees who are entitled to purchase at least ten (10) shares) fewer than ten (10) shares.

                 (c) Subscriptions shall be allowed for full shares only. Any rights to subscribe for fractional shares shall be void; and any computation relating to fractional shares shall be rounded down to the next lowest whole number of shares.

                 (d) If with respect to any offering the available shares are oversubscribed, the aggregate of the subscriptions allowable under Section 5.3(b) shall be reduced to such lower figure as may be necessary to eliminate the oversubscription. Such reduction shall be effected on a proportionate basis as equitably as possible; but in no event shall such reduction result in a subscription of less than the minimum subscription or a subscription for fractional shares. In the event of an oversubscription and cutback as provided in this paragraph (d), the Company will refund to the participating employees any excess payment for subscribed shares as soon as practicable after completion of the offering.


                                   ARTICLE 6

                           Participation and Payment

         6.1 Election To Participate. An Eligible Employee may become a participant in an offering (a) by completing a subscription agreement, indicating the number of shares of Common Stock to be purchased, and such other documents as the Company may require (the "Purchase Documents"); and (b) by tendering the Purchase Documents and cash or a check (payable in U.S. funds) for the full subscription price to the Secretary of the Company (or such other person as may be designated by the Committee) at




                                       4.

any time during the offering; provided however that with respect to the first offering period (the offering period ending September 30, 1992), all participants in such offering shall be deemed to have become participants in the offering on September 30, 1992 notwithstanding when during the offering period the Purchase Documents and the cash or check are tendered. Purchase Documents and cash or check received by the Secretary of the Company (or other designated person) before or after the offering shall be void and shall be given no effect with respect to the offering; and the Secretary shall return such documents and cash or check to the involved employee as soon as practicable after receipt.

         6.2 No Revocation of Election. No election to participate in an offering may be revoked or cancelled by an Eligible Employee once the Purchase Documents and full payment have been tendered to the Company.

         6.3 No Interest. No interest shall be payable on the purchase price of the shares of Common Stock subscribed for or on the funds returned to employees as a result of an oversubscription, or pursuant to Section 6.1 for early or late delivery.

         6.4     Delivery of Certificates Representing Shares.

                 (a) As soon as practicable after the completion of each offering, the Company shall deliver or cause to be delivered to each participating employee a certificate or certificates representing the shares of Common Stock purchased in the offering.

                 (b) Certificates representing shares of Common Stock to be delivered to a participating employee under the Plan will be registered in the name of the participating employee, or if the participating employee so directs, by written notice to the Company prior to the termination date of the pertinent offering, and to the extent permitted by applicable law, in the names of the participating employee and one such other person as may be designated by the participating employee, as joint tenants with rights of survivorship.

         6.5 Rights as Stockholder. No participating employee shall have any right as a stockholder until after the completion of the offering in which the employee participated and the date on which he becomes a record owner of the shares purchased under the Plan (the "record ownership date"). No adjustment shall be made for dividends or other rights for which the record date is prior to the record ownership date.

         6.6 Termination of Employment. An employee whose employment is terminated for any reason shall have no right to participate in the Plan after termination. However, the termination shall not affect any election to participate in the Plan that is made prior to termination in accordance with the provisions of Section 6.1.

         6.7 Rights Not Transferable. The right of an Eligible Employee to participate in the Plan shall not be transferable by the employee, and no right of an Eligible Employee under this Plan may be exercised after his death, by his Personal Representative or anyone else, or during his lifetime by any person other than the Eligible Employee.





                                       5.

                                   ARTICLE 7

                                 Miscellaneous

         7.1     Stock Adjustments.

                 (a) In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or other division or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without any receipt of consideration by the Company, then, in any such event, the number of shares of Common Stock that remain available under the Plan, and the number of shares of Common Stock and the purchase price per share of Common Stock then subject to subscription by Eligible Employees, shall be proportionately and appropriately adjusted for any such increase or decrease.

                 (b) Subject to any required action by the stockholders, if any change occurs in the shares of Common Stock by reason of any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting the shares of Common Stock, then, in any such event, the number and type of shares then subject to subscription by Eligible Employees, and the purchase price thereof, shall be proportionately and appropriately adjusted for any such change.

                 (c) In the event of a change in the Common Stock as presently constituted that is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be shares of Common Stock within the meaning of the Plan.

                 (d) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by, and in the discretion of, the Committee, whose determination in that respect shall be final, binding and conclusive.

                 (e)      Except as hereinabove expressly provided in this
Section 7.1, an Eligible Employee shall have no rights by reason of any division or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation, or spin-off of assets or stock of another corporation; and any issuance by the Company of shares of stock of any class, securities convertible into shares of stock of any class, or warrants or options for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to any subscription.

                 (f) The existence of the Plan, and any subscription for shares of Common Stock hereunder, shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate, or to dissolve, to liquidate, to sell, or to transfer all or any part of its business or assets.

         7.2 Necessity for Delay. If at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares of Common Stock covered by the Plan upon any securities exchange or under any state or federal law or the consent or approval of any governmental





                                       6.

regulatory body, is necessary or desirable as a condition of, or in connection with, the Plan or the offering, issue or purchase of shares thereunder, the Plan shall not be effective as to later offerings unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Notwithstanding anything in the Plan to the contrary, if the provisions of this
Section 7.2 become operative and if, as a result thereof, an offering is missed in whole or in part, then and in that event, the missed portion of the offering shall be passed and the term of the Plan shall not be affected.
Notwithstanding the foregoing or any other provision in the Plan, the Company shall have no obligation under the Plan to cause any shares of Common Stock to be registered or qualified under any federal or state law or listed on any stock exchange or admitted to any national marketing system.

         7.3 Term of Plan. The Plan, unless sooner terminated as provided in Section 7.4, shall commence upon the satisfaction of the conditions of
Section 7.9 and shall terminate on the conclusion of the offering to be made in September 2003.

         7.4 Amendment of the Plan; Termination. The Board shall have the right to revise, amend or terminate the Plan at any time without notice, provided that no Eligible Employee's existing rights are adversely affected thereby without the consent of the Eligible Employee, and provided further that, without approval of the stockholders of the Company, no such revision or amendment shall (a) increase the total number of shares of Common Stock to be offered; (b) change the formula by which the price at which the shares shall be sold is determined; (c) increase the maximum number of shares of Common Stock that an employee can purchase; (d) materially modify the requirements as to eligibility for participation in the Plan; (e) otherwise materially increase the benefits under the Plan to Eligible Employees; or (f) remove the administration of the Plan from the Committee. The foregoing prohibitions shall not be affected by adjustments in shares and purchase price made in accordance with the provisions of Section 7.1.

         7.5 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to the Plan will be used for general corporate purposes.

         7.6 No Obligation to Participate. The offering of any Common Stock under the Plan shall impose no obligation upon any Eligible Employee to subscribe to purchase any such shares.

         7.7 No Implied Rights to Employees. The existence of the Plan, and the offering of shares of Common Stock under the Plan, shall in no way give any employee the right to continued employment, give any employee the right to receive any Common Stock or any additional Common Stock under the Plan, or otherwise provide any employee any rights not specifically set forth in the Plan.

         7.8 Withholding. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require a participating employee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any federal, state or local withholding tax liability.

         7.9 Conditions Precedent to Effectiveness. The Plan shall become effective upon the date that the Plan is adopted by the Board of Directors, subject to the approval of the Plan by the stockholders of the Company within 12 months after its adoption by the Board.





                                       7.

                                                                     APPENDIX B

                           DISCOUNT AUTO PARTS, INC.

                              AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN


                                   ARTICLE 1

                                    General


         1.1 Purpose. This incentive stock option and nonqualified stock option plan (the "Plan") is established to promote the interests of Discount Auto Parts, Inc. (the "Company") and its stockholders by enabling the Company, through the granting of stock options, to attract and retain executive and other key team members of the Company and its subsidiaries, and to provide additional incentive to such team members to increase their stock ownership in the Company. It is intended that those Options issued pursuant to the provisions of the Plan relating to incentive stock options shall constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, or any statute or regulation of similar import.

         1.2 Definitions. The following words and terms as used herein shall have that meaning set forth therefor in this Section 1.2 unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

                 (a) "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

                 (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 (c) "Committee" shall mean the Compensation and Benefits Committee of the Board or such other committee as may be appointed by the Board as the Committee in accordance with Section 1.3(a).

                 (d) "Common Stock" shall mean the common stock, $.01 par value, of the Company.

                 (e) "Company" shall mean Discount Auto Parts, Inc., a Florida corporation, and any successor.

                 (f) "Eligible Employee" shall mean any individual employed by the Company or any Subsidiary who meets the eligibility requirements of Section 1.4. The Committee shall have the sole power to determine who is and who is not an Eligible Employee.

                 (g) "Fair market value" of the shares of Common Stock shall mean the closing price, on the date in question (or, if no shares are traded on such day, on the next preceding day on which shares were traded), of the Common Stock as reported on the Composite Tape, or if not reported thereon, then such price as reported in the trading reports of the principal securities exchange in the United States on which such stock is listed, or if such stock is not listed on a securities exchange in the United States, the mean between the dealer closing "bid" and "ask" prices on the over-the-counter market as reported by the National Association of Security Dealers Automated Quotation System (NASDAQ), or NASDAQ's successor, or if not reported on NASDAQ, the fair market value of such stock as determined by the Committee in good faith and based on all relevant factors.

                 (h) "ISO" shall mean an incentive stock option granted in accordance with the provisions of Article 2 of this Plan.

                 (i) "NSO" shall mean a nonqualified stock option granted in accordance with the provisions of Article 3 of this Plan.

                 (j)      "Option" shall mean an ISO or a NSO.

                 (k) "Optionee" shall mean an Eligible Employee to whom an Option is granted under the Plan.

                 (l) "Plan" shall mean the Discount Auto Parts, Inc. 1995 Stock Option Plan, as set forth herein and as amended from time to time.

                 (m) "Subsidiary" shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code.

                 (n)      "10% Stockholder" is defined in Section 2.2.

         1.3     Administration.

                 (a) The incentive stock option and nonqualified stock option provisions of the Plan shall be administered by a committee appointed by the Board of Directors (the "Committee"). The Committee shall consist of not less than two (2) nor more than five (5) persons, each of whom shall be a member of the Company's Board of Directors and none of whom shall be eligible to participate under the Plan. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors.

                 (b) The Committee shall select one of its members as chairman, and shall hold meetings at such time and places as it may determine. The acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee.

                 (c) Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion: (1) to determine the employees of the Company and its Subsidiaries to whom Options shall be granted; (2) to determine the time or times at which Options shall be granted; (3) to determine whether an Eligible Employee shall be granted an incentive stock option, a nonqualified stock option or any combination thereof; (4) to determine the option price of the shares subject to each Option; (5) to determine the time or times when each Option becomes exercisable and the duration of any Option period; and (6) to interpret the Plan and the Options granted hereunder, and to prescribe, amend and rescind rules and regulations with respect thereto. The interpretation and construction by the Committee of any provision of the Plan over which it has discretionary authority or of any Option granted hereunder shall be final and conclusive.



                                     2.

                 (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

         1.4 Eligible Employees. An Option may be granted to any executive or other key employee of the Company or of any Subsidiary (who may or may not be an officer or member of the Board), with the exceptions only of (a) with respect to the incentive stock options granted under the Plan, employees who cannot qualify for the benefits of incentive stock options under Section 422 of the Code, and (b) with respect to all provisions of the Plan, members of the Committee and any other members of the Board who are not otherwise employees of the Company.

         1.5     Stock Subject to the Plan.

                 (a) The stock subject to the Options under the Plan shall be authorized and unissued shares of Common Stock. The aggregate number of shares that may be issued upon the exercise of Options granted under the Plan shall not exceed 900,000 shares of Common Stock, which limitation shall be subject to adjustment as provided in Section 4.1.

                 (b) If an Option is surrendered or for any other reason ceases to be exercisable in whole or in part, the shares of Common Stock that are subject to such Option, but as to which the Option has not been exercised, shall again become available for offering under the Plan.

                 (c) The maximum number of shares of Common Stock for which options may be granted under the Plan to any one person shall be [250,000].


                                   ARTICLE 2

                Terms and Conditions of Incentive Stock Options

         Any incentive stock option ("ISO") granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by certificates or agreements in such form as the Committee from time to time shall approve, which certificates or agreements shall comply with and be subject to the terms and conditions hereinafter specified.

         2.1 Number of Shares. Each ISO shall state the number of shares to which it pertains.

         2.2 Option Price. Each ISO shall state the option price, which price shall be determined by the Committee in its discretion. In no event, however, shall such price be less than 100% of the fair market value of the shares of Common Stock on the date of the granting of the ISO; or, in the case of an individual who owns (at the time the Option is granted) more than 10% of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation (a "10% Stockholder"), shall such price be less than 110% of such fair market value.

         2.3 Method of Payment. Each ISO shall state the method of payment of the ISO price upon the exercise of the ISO. The method of payment stated in the ISO shall include payment (a) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company, or (b)





                                       3.

in the discretion of and in the manner determined by the Committee, by the delivery of shares of Common Stock already owned by the Optionee, or (c) by any other legally permissible means acceptable to the Committee at the time of grant of the ISO, or (d) in the discretion of the Committee, through a combination of (a), (b) and (c) of this Section 2.3. If the option price is paid in whole or in part through the delivery of shares of Common Stock, the decision of the Committee with respect to the fair market value of such shares shall be final and conclusive. [To the extent permitted by applicable law and regulations, the Board and/or the Committee may, in their respective discretions, approve an arrangement with a brokerage firm under which such brokerage firm, on behalf of the person electing to exercise the options, pays to the Company the full purchase price of the shares being purchased together with an amount equal to any taxes which the Company is required to withhold in connection with the exercise of the option and the Company, pursuant to an irrevocable notice from such person, delivers the shares being purchased to such brokerage firm.]

         2.4 Term and Exercise of Options. No ISO shall be exercisable either in whole or in part prior to twelve (12) months from the date it is granted. The Committee, in its discretion exercised at the time that it grants an ISO, shall establish such further restrictions on when an ISO shall become partially or fully exercisable; provided, however, that such vesting provisions established by the Committee at the time of grant shall not permit the ISO to be exercised more rapidly than would be permitted by the following chart:

                                                               Exercisable Percentage
Number of Years From the                                        of Number of Shares
Date the ISO is Granted                                     Originally Covered by Option
- -----------------------                                     ----------------------------

                                                            10% Stockholder   Other Optionee
                                                            ---------------   --------------
Less than three years                                              0%                    0%
3 years but less than 4 years                                     50%                   25%
4 years but less than 5 years                                    100%                   50%
5 years but less than 6 years                                    100%                   75%
6 years or more                                                  100%                  100%

         To the extent not exercised, exercisable installments of Options shall be exercisable, in whole or in part, in any subsequent period, but not later than the expiration date of the Option. No ISO shall be exercisable after the expiration of ten (10) years from the date it is granted; or, in the case of a 10% Stockholder, no ISO shall be exercisable after the expiration of five (5) years from the date it is granted. Not less than one hundred (100) shares may be exercised at any one time unless the number exercised is the total number at the time exercisable under the ISO.

         Within the limits described above, the Committee may impose additional requirements on the exercise of ISOs, including, but without limitation, the expiration date of the Option. When it deems special circumstances to exist, the Committee in its discretion also may accelerate the time at which an ISO may be exercised if, under previously established exercise terms, such ISO was not immediately exercisable in full, even if the acceleration would permit the ISO to be exercised more rapidly than the minimum vesting period set forth above in the chart would permit.

         2.5 Additional Limitations on Exercise of Options. An Optionee may hold and exercise more than one ISO, but only on the terms and subject to the restrictions hereafter set forth. The aggregate fair





                                       4.

market value (determined as of the time an ISO is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by any Eligible Employee in any calendar year under this Plan and under all other incentive stock option plans of the Company and any parent and subsidiary corporations of the Company (as those terms are defined in Section 424 of the Code) shall not exceed $100,000.

         2.6 Notice of Grant of Option. Upon the granting of any ISO to an employee, the Committee shall promptly cause such employee to be notified of the fact that such ISO has been granted. The date on which the Committee approves the grant of an ISO shall be considered to be the date on which such ISO is granted.

         2.7     Death or Other Termination of Employment.

                 (a) In the event that an Optionee (1) shall cease to be employed by the Company or a Subsidiary because of his or her discharge for dishonesty, or because he or she violated any material provision of any employment or other agreement between him or her and the Company or a Subsidiary, or (2) shall voluntarily resign or terminate his or her employment with the Company or a Subsidiary under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him or her and the Company or the Subsidiary, or (3) shall have committed an act of dishonesty not discovered by the Company or a Subsidiary prior to the cessation of his or her employment but that would have resulted in his or her discharge if discovered prior to such date, or (4) shall, either before or after cessation of his or her employment with the Company or a Subsidiary, without the written consent of his or her employer or former employer, use (except for the benefit of his or her employer or former employer) or disclose to any other person any confidential information relating to the continuation or proposed continuation of his or her employer's or former employer's business or any trade secrets of the Company or a Subsidiary obtained as a result of or in connection with such employment, or (5) shall, either before or after the cessation of his or her employment with the Company or a Subsidiary, without the written consent of his or her employer or former employer, directly or indirectly, give advice to, or serve as an employee, director, officer, partner or trustee of, or in any similar capacity with, or otherwise directly or indirectly participate in the management, operation, or control of, or have any direct or indirect financial interest in, any corporation, partnership or other organization that directly or indirectly competes in any respect with the Company or any Subsidiary, then forthwith from the happening of any such event, any ISO then held by him or her shall terminate and become void to the extent that it then remains unexercised. In the event that an Optionee shall cease to be employed by the Company or a Subsidiary for any reason other than his or her death or one or more of the reasons set forth in the immediately preceding sentence, subject to the conditions that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted, or, in the case of a 10% Stockholder, five
(5) years from the date it is granted, such Optionee shall have the right to exercise the ISO at any time within three (3) months after such termination of employment to the extent his or her right to exercise such ISO had accrued pursuant to this Article 2 at the date of such termination and had not previously been exercised; such three-month limit shall be increased to one (1) year for any Optionee who ceases to be employed by the Company or a Subsidiary because he or she is disabled (within the meaning of Section 22(e)(3) of the Code) or who dies during the three-month period and the ISO may be exercised within such extended time limit by the Optionee or, in the case of death, the personal representative of the Optionee or by any person or persons who shall have acquired the ISO directly from the Optionee by bequest or inheritance. Whether an authorized leave of absence or absence for military or governmental service shall





                                       5.

constitute termination of employment for purposes of the Plan shall be determined by the Committee, whose determination shall be final and conclusive.

                 (b) In the event that an Optionee shall die while in the employ of the Company or a Subsidiary and shall not have fully exercised any ISO, the ISO may be exercised, subject to the conditions that no ISO shall be exercisable after the expiration of ten (10) years from the date it is granted, or, in the case of a 10% Stockholder, five (5) years from the date it is granted, to the extent that the Optionee's right to exercise such ISO had accrued pursuant to this Article 2 at the time of his or her death and had not previously been exercised, at any time within one (1) year after the Optionee's death, by the personal representative of the Optionee or by any person or persons who shall have acquired the ISO directly from the Optionee by bequest or inheritance.

                 (c) No ISO shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution.

                 (d) During the lifetime of the Optionee, the ISO shall be exercisable only by him or her and shall not be assignable or transferable and no other person shall acquire any rights therein.

                 (e) Transfers of employment between the Company and any of its [Subsidiaries] [Affiliates] shall not be considered to be a termination of employment for the purposes of this Plan.

         2.8 Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to any shares covered by his or her ISO until the date on which he or she becomes a record owner of the shares purchased upon the exercise of the ISO (the "record ownership date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to record ownership date, except as provided in Article 4.

         2.9 Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding ISOs granted under the Plan, or accept the surrender of outstanding ISOs (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). The Committee shall not, however, modify any outstanding ISO so as to specify a lower option price or accept the surrender of outstanding ISOs and authorize the granting of new Options in substitution therefor specifying a lower option price. Notwithstanding the foregoing, however, no modification of an ISO shall, without the consent of the Optionee, adversely alter or otherwise impair any of the right or obligations under any ISO theretofore granted under the Plan.

         2.10 Listing and Registration of Shares. Each ISO shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such ISO or the issuance or purchase of shares thereunder, such ISO may not be exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Notwithstanding anything in the Plan to the contrary, if the provisions of this Section 2.10 become operative, and if, as a





                                       6.

result thereof, the exercise of an ISO is delayed, then and in that event, the term of the ISO shall not be affected.

         2.11 Other Provisions. The ISO certificates or agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the ISO, as the Committee shall deem advisable. Any such certificate or agreement shall contain such limitations and restrictions upon the exercise of the ISO as shall be necessary in order that such ISO will be an incentive stock option as defined in Section 422 of the Code, or to conform to any change in the law.


                                   ARTICLE 3

               Terms and Conditions of Nonqualified Stock Options

         Any nonqualified stock option ("NSO") granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by certificates or agreements in such form as the Committee from time to time shall approve, which certificates or agreements shall comply with and be subject to the terms and conditions hereinafter specified.

         3.1 Number of Shares. Each NSO shall state the number of shares to which it pertains.

         3.2 Option Price. Each NSO shall state the option price, which price shall be determined by the Committee in its discretion. In no event, however, shall such price be less than 100% of the fair market value of the shares of Common Stock on the date of the granting of the NSO.

         3.3 Method of Payment. Each NSO shall state the method of payment of the NSO price upon the exercise of the NSO. The method of payment stated in the NSO shall include payment (a) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company, or (b) in the discretion of and in the manner determined by the Committee, by the delivery of shares of Common Stock already owned by the Optionee, or (c) by any other legally permissible means acceptable to the Committee at the time of the grant of the NSO, or (d) in the discretion of the Committee, through a combination of
(a), (b) and (c) of this Section 3.3. If the option price is paid in whole or in part through the delivery of shares of Common Stock, the decision of the Committee with respect to the fair market value of such shares shall be final and conclusive. [To the extent permitted by applicable law and regulations, the Board and/or the Committee may, in their respective discretions, approve an arrangement with a brokerage firm under which such brokerage firm, on behalf of the person electing to exercise the options, pays to the Company the full purchase price of the shares being purchased together with an amount equal to any taxes which the Company is required to withhold in connection with the exercise of the option and the Company, pursuant to an irrevocable notice from such person, delivers the shares being purchased to such brokerage firm.]

         3.4 Term and Exercise of Options. No NSO shall be exercisable either in whole or in part prior to twelve (12) months from the date it is granted. The Committee, in its discretion exercised at the time that it grants a NSO, shall establish such further restrictions on when a NSO shall become partially or fully exercisable; provided, however, that such vesting provisions established by the Committee at the



                                      7.

time of grant shall not permit the NSO to be exercised more rapidly than would be permitted by the following chart:


                                                                          Exercisable Percentage
         Number of Years From the                                          of Number of Shares
         Date the NSO is Granted                                      Originally Covered by Option
         -----------------------                                      ----------------------------
         Less than three years                                                   0%
         3 years but less than 4 years                                           25%
         4 years but less than 5 years                                           50%
         5 years but less than 6 years                                           75%
         6 years or more                                                        100%

         To the extent not exercised, exercisable installments of Options shall be exercisable, in whole or in part, in any subsequent period, but not later than the expiration date of the Option. No NSO shall be exercisable after the expiration of ten (10) years from the date it is granted. Not less than one hundred (100) shares may be exercised at any one time unless the number exercised is the total number at the time exercisable under the NSO.

         Within the limits described above, the Committee may impose additional requirements on the exercise of NSOs, including, but without limitation, the expiration date of the Option. When it deems special circumstances to exist, the Committee in its discretion also may accelerate the time at which a NSO may be exercised if, under previously established exercise terms, such NSO was not immediately exercisable in full, even if the acceleration would permit the NSO to be exercised more rapidly than the minimum vesting period set forth above in the chart would permit.

         3.5 Notice of Grant of Option. Upon the granting of any NSO to an employee, the Committee shall promptly cause such employee to be notified of the fact that such NSO has been granted. The date on which the Committee approves the grant of a NSO shall be considered to be the date on which such NSO is granted.

         3.6     Death or Other Termination of Employment.

                 (a) In the event that an Optionee (1) shall cease to be employed by the Company or a Subsidiary because of his or her discharge for dishonesty, or because he or she violated any material provision of any employment or other agreement between him or her and the Company or a Subsidiary, or (2) shall voluntarily resign or terminate his or her employment with the Company or a Subsidiary under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him or her and the Company or the Subsidiary, or (3) shall have committed an act of dishonesty not discovered by the Company or a Subsidiary prior to the cessation of his or her employment but that would have resulted in his or her discharge if discovered prior to such date, or (4) shall, either before or after cessation of his or her employment with the Company or a Subsidiary, without the written consent of his or her employer or former employer, use (except for the benefit of his or her employer or former employer) or disclose to any other person any confidential information relating to the continuation or proposed continuation of his or her employer's or former employer's business or any trade secrets of the Company or a Subsidiary obtained as a result of or in connection with such





                                       8.

employment, or (5) shall, either before or after the cessation of his or her employment with the Company or a Subsidiary, without the written consent of his or her employer or former employer, directly or indirectly, give advice to, or serve as an employee, director, officer, partner or trustee of, or in any similar capacity with, or otherwise directly or indirectly participate in the management, operation or control of, or have any direct or indirect financial interest in, any corporation, partnership or other organization that directly or indirectly competes in any respect with the Company or any Subsidiary, then forthwith from the happening of any such event, any NSO then held by him or her shall terminate and become void to the extent that it them remains unexercised. In the event that an Optionee shall cease to be employed by the Company or a Subsidiary for any reason other than his or her death or one or more of the reasons set forth in the immediately preceding sentence, subject to the condition that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted, such Optionee shall have the right to exercise the NSO at any time within three (3) months after such termination of employment to the extent his or her right to exercise such NSO had accrued pursuant to this Article 3 at the date of such termination and had not previously been exercised; such three-month limit shall be increased to one (1) year for any Optionee who ceases to be employed by the Company or a Subsidiary because he or she is disabled (within the meaning of Section 22(e)(3) of the Code) or who dies during the three-month period and the NSO may be exercised within such extended time limit by the Optionee or, in the case of death, the personal representative of the Optionee or by any person or persons who shall have acquired the NSO directly from the Optionee by bequest or inheritance. Whether an authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Committee, whose determination shall be final and conclusive.

                 (b) In the event that an Optionee shall die while in the employ of the Company or a Subsidiary and shall not have fully exercised any NSO, the NSO may be exercised, subject to the condition that no NSO shall be exercisable after the expiration of ten (10) years from the date it is granted, to the extent that the Optionee's right to exercise such NSO had accrued pursuant to this Article 3 at the time of his or her death and had not previously been exercised, at any time within one (1) year after the Optionee's death, by the personal representative of the Optionee or by any person or persons who shall have acquired the NSO directly from the Optionee by bequest or inheritance.

                 (c) No NSO shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution.

                 (d) During the lifetime of the Optionee, the NSO shall be exercisable only by him or her and shall not be assignable or transferable and no other person shall acquire any rights therein.

                 (e) Transfers of employment between the Company and any of its [Subsidiaries] [Affiliates] shall not be considered to be a termination of employment for the purposes of this Plan.

         3.7 Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to any shares covered by his or her NSO until the date on which he or she becomes a record owner of the shares purchased upon the exercise of the NSO (the "record ownership date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the record ownership date, except as provided in Article 4.





                                      9.

         3.8 Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding NSOs granted under the Plan, or accept the surrender of outstanding NSOs, whether issued under this Plan or under any other stock option plan of the Company (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised), including previously granted Options having higher option prices. Notwithstanding the foregoing, however, no modification of a NSO shall, without the consent of the Optionee, adversely alter or otherwise impair any of the rights or obligations under any NSO theretofore granted under the Plan.

         3.9 Listing and Registration of Shares. Each NSO shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such NSO or the issuance or purchase of shares thereunder, such NSO may not be exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Notwithstanding anything in the Plan to the contrary, if the provisions of this Section 3.9 become operative, and if, as a result thereof, the exercise of a NSO is delayed, then and in that event, the term of the NSO shall not be affected.

         3.10 Other Provisions. The NSO certificates or agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the NSO, as the Committee shall deem advisable.


                                   ARTICLE 4

                                 Miscellaneous

         4.1     Stock Adjustments.

                 (a) In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or other division or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without any receipt of consideration by the Company, then, in any such event, the number of shares of Common Stock that remain available under the Plan, the number of shares of Common Stock covered by each outstanding Option, the maximum number of shares as to which an Option or Options may be granted to any one Optionee, and the purchase price per share of Common Stock covered by each outstanding Option shall be proportionately and appropriately adjusted for any such increase or decrease.

                 (b) Subject to any required action by the stockholders, if any change occurs in the shares of Common Stock by reason of any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting the shares of Common Stock, then, in any such event, the number and type of shares covered by each outstanding Option, and the purchase price per share of Common Stock covered by each outstanding Option, shall be proportionately and appropriately adjusted for any such change. A dissolution or liquidation of the Company shall cause each outstanding Option to terminate.





                                     10.

                 (c) In the event of a change in the Common Stock as presently constituted that is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be shares of Common Stock within the meaning of the Plan.

                 (d) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by, and in the discretion of, the Committee, whose determination in that respect shall be final, binding and conclusive; provided, however, that any ISO granted pursuant to pursuant to this Plan shall not be adjusted in a manner that causes such ISO to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                 (e)      Except as hereinabove expressly provided in this
Section 4.1, an Optionee shall have no rights by reason of any division or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation, or spin-off of assets or stock of another corporation; and any issuance by the Company of shares of stock of any class, securities convertible into shares of stock of any class, or warrants or options for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option.

                 (f) The grant of any Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate, or to dissolve, to liquidate, to sell, or to transfer all or any part of its business or assets.

         4.2 Term of the Plan. The ISOs and NSOs may be granted pursuant to the provisions of the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

         4.3 Amendment of the Plan; Termination. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to Options, suspend, discontinue or terminate the Plan or revise or amend it in any respect whatsoever, except that, without approval of the stockholders of the Company, no such revision or amendment shall change the number of shares subject to the Plan, change the designation of the class of employees eligible to receive Options, decrease the price at which Options may be granted, otherwise materially increase the benefits accruing to Eligible Employees under the Plan, or remove the administration of the Plan from the Committee. No termination or amendment of the Plan shall adversely affect the rights of an Optionee under any then issued and outstanding Option, except with the consent of such Optionee. The foregoing prohibitions shall not be affected by adjustments in shares and purchase price made in accordance with the provisions of Section 4.1. Furthermore, the Plan may not, without the approval of the stockholders of the Company, be amended in any manner that will cause Options issued under it to fail to meet, when appropriate, the requirements of incentive stock options as defined in Section 422 of the Code.

         4.4 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.




                                     11.

         4.5 No Obligation to Exercise. The granting of any Option under the Plan shall impose no obligation upon any Optionee to exercise such Option.

         4.6 No Implied Rights to Employees. The existence of the Plan, and the granting of Options under the Plan, shall in no way give any employee the right to continued employment, give any employee the right to receive any Options or any additional Options under the Plan, or otherwise provide any employee any rights not specifically set forth in the Plan or in any Options granted under the Plan.

         4.7 Withholding. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any federal, state or local withholding tax liability.

         4.8 Conditions Precedent to Effectiveness. The Plan shall become effective upon the date that the Plan is adopted by the Board of Directors, subject to the approval of the Plan by the stockholders of the Company within 12 months after its adoption by the Board.





                                      12.

                                                                       APPENDIX


THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE FOLLOWING PROPOSALS:                    PLEASE MARK YOUR VOTES AS
                                                                                         INDICATED IN THIS EXAMPLE       /X/

1. ELECTION OF DIRECTORS.                                                                2. PROPOSAL TO APPROVE THE AMENDMENT
   Nominees for Class II Directors: Warren Shatzer, E. E. Wardlow                           AND RESTATEMENT OF THE 1992 TEAM MEMBER
                                                                                            STOCK PURCHASE PLAN.
    FOR the nominees          AUTHORITY        (Instruction: To withhold authority to
    listed above (except      WITHHELD         vote for any individual nominee, strike
    as marked to the        to vote for the    a line through the nominee's name in the
    contrary).              nominees listed    list above).
                               above.
                                                                                              FOR       AGAINST         ABSTAIN
      / /                       / /                                                            / /        / /              / /

3. PROPOSAL TO APPROVE THE AMENDMENT           4. OTHER MATTERS. Unless a line is stricken
   AND RESTATEMENT OF THE 1995 STOCK           through this sentence, the proxies herein
   OPTION PLAN.                                named may in their discretion vote the shares
                                               represented by this Proxy upon such other
    FOR     AGAINST      ABSTAIN               matters as may properly come before the
    / /       / /          / /                 Annual Meeting.                             The undersigned acknowledges receipt of
                                                                                           (1) the Company's 1997 Annual Report to
                                                                                           Stockholders and (2) the Company's
                                                                                           Notice of Annual Meeting and Proxy
                                                                                           Statement dated August 27, 1997 relating
                                                                                           to the Annual Meeting. The undersigned
                                                                                           does hereby revoke any proxy previously
                                                                                           given with respect to the shares
                                                                                           represented by this Proxy.

                                                                                           Dated:____________________________, 1997

                                                                                           _______________________________________
                                                                                           Signature

                                                                                           _______________________________________
                                                                                           Signature if held jointly

                                                                                           NOTE:  Your signature should appear as
                                                                                           your name appears hereon. As to shares
                                                                                           held in joint names, each joint owner
                                                                                           should sign. If the signer is a
                                                                                           corporation, please sign full corporate
                                                                                           name by a duly authorized officer. If a
                PLEASE MARK, SIGN AND DATE THIS PROXY CARD                                 partnership, please sign in partnership
           AND PROMPTLY RETURN IT USING THE ENCLOSED ENVELOPE.                             name by an authorized person. If signing
                                                                                           as attorney, executor, administrator,
                                                                                           trustee, guardian, or in other
                                                                                           representative capacity, please give
                                                                                           full title as such.

                                                   FOLD AND DETACH HERE




                                      [DISCOUNT
                                   AUTO PARTS LOGO]


YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, DATE AND SIGN THE ABOVE PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                           DISCOUNT AUTO PARTS, INC.
          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 7, 1997

        The undersigned, a stockholder of DISCOUNT AUTO PARTS, INC. (the "Company"), does hereby appoint Peter J. Fontaine, William C. Perkins and Warren Shatzer, and each of them acting individually, as the attorneys and proxies of the undersigned, with power of substitution, for and on behalf of the undersigned, to attend the Annual Meeting of Stockholders of the Company to be held at the Lakeland Center, 700 West Lemon Street, Lakeland, Florida at 10:30 a.m., local time, on October 7, 1997 and any adjournment or adjournments thereof (the "Annual Meeting"), to represent the undersigned at the Annual Meeting, and there to vote all the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting, in any manner and with the same effect as if the undersigned were personally present at the Annual Meeting, all as described in the Company's Proxy Statement dated August 27, 1997 relating to the Annual Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified on the reverse side.

        The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. IF NO DIRECTION IS MADE, THE SHARES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR, FOR THE PROPOSAL TO AMEND AND RESTATE THE 1992 TEAM MEMBER STOCK PURCHASE PLAN, FOR THE PROPOSAL TO AMEND AND RESTATE THE 1995 STOCK OPTION PLAN AND FOR OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


                  (Continued and to be signed on reverse side)


                              FOLD AND DETACH HERE